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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): NOVEMBER 26, 1997

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                   CAPSTAR RADIO BROADCASTING PARTNERS, INC.
             (Exact name of Registrant as specified in its charter)

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
          DELAWARE                           33-92732                          13-3034720
(State or other jurisdiction         (Commission File Number)               (I.R.S. Employer
     of incorporation)                                                   Identification Number)
    600 CONGRESS AVENUE,                                                         78701
         SUITE 1400                                                            (Zip code)
       AUSTIN, TEXAS
   (Address of principal
     executive offices)
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        Registrant's telephone number, including area code: 512-404-6840

                             COMMODORE MEDIA, INC.
                                500 FIFTH AVENUE
                                   SUITE 3000
                            NEW YORK, NEW YORK 10110

          (Former name or former address if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (C) EXHIBITS.

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
    10.1 -- Amended and Restated Credit Agreement dated as of February 20, 1997 and amended and restated as of August 12, 1997 (the "Credit Agreement"), among Capstar Broadcasting Corporation, Capstar Broadcasting Partners, Inc., Capstar Radio Broadcasting Partners, Inc., various banks, BankBoston, N.A., as managing agent, NationsBank of Texas, N.A., as syndication agent, The Bank of New York, as documentation agent, and Bankers Trust Company, as administrative agent.*
    10.2   -- First Amendment to the Credit Agreement dated as of
              August 21, 1997.*
    10.3 -- Second Amendment to the Credit Agreement dated as of September 26, 1997.*
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* Filed herewith.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAPSTAR RADIO BROADCASTING
                                              PARTNERS, INC.
                                            (Registrant)

                                            By:      /s/ PAUL D. STONE
                                              ----------------------------------
                                            Name: Paul D. Stone
                                            Title: Executive Vice President

Date: November 26, 1997

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                               INDEX TO EXHIBITS

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
          10.1           -- Amended and Restated Credit Agreement dated as of
                            February 20, 1997 and amended and restated as of August
                            12, 1997 (the "Credit Agreement"), among Capstar
                            Broadcasting Corporation, Capstar Broadcasting Partners,
                            Inc., Capstar Radio Broadcasting Partners, Inc., various
                            banks, BankBoston, N.A., as managing agent, NationsBank
                            of Texas, N.A., as syndication agent, The Bank of New
                            York, as documentation agent, and Bankers Trust Company,
                            as administrative agent.*
          10.2           -- First Amendment to the Credit Agreement dated as of
                            August 21, 1997.*
          10.3           -- Second Amendment to the Credit Agreement dated as of
                            September 26, 1997.*

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* Filed herewith.